Exhibit 99.2

Supplemental Information

Third Quarter 2005

This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America's reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC's website (www.sec.gov) or at Bank of America's website (www.bankofamerica.com). Bank of America's future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation

Results Overview

Third Quarter 2005

•	Earnings of $4.1 billion or $1.02 per diluted share grew 12% over results in 3Q04 but fell 4% versus 2Q05 results. Excluding merger and restructuring charges of $120 million, $80 million after tax, earnings were $1.04 per diluted share.

•	Revenue increased at a double digit pace in all business segments versus 3Q04

•	Global Consumer & Business Banking increased 13%

•	Global Wealth & Investment Management increased 14%

•	Global Business & Financial Services increased 13%

•	Global Capital Markets & Investment Banking increased 12%

•	Revenue on an FTE basis of $14.8 billion grew 4% compared to 2Q05 and 16% over 3Q04

Net interest income improved 1.7% versus 2Q05 while the net interest yield declined 1 bp to 2.80%

•	Increasing loan and deposit levels drove the improvement offsetting compression from the flattening yield curve.

•	Retail deposits grew another $6.4 billion or 1% versus 2Q05

•	Average loans grew 4% (excluding residential mortgages held for asset liability management purposes)

•	Noninterest income improved 7% from 2Q05 with continuing consumer strength aided by good market sensitive revenue.

•	Service charges grew 8% versus 2Q05 while credit card income increased 6% in the quarter.

•	Trading-related revenue improved 14% and investment banking climbed 21%.

•	Equity investment gains showed continued strength reaching $668 million in 3Q05 versus $492 million in 2Q05.

•	Securities gains recognized in 3Q05 were $29 million versus $325 million in 2Q05.

•	Noninterest expense, excluding merger and restructuring charges, of $7.2 billion increased 4% versus 2Q05 and resulted in an efficiency ratio of 48%.

•	Personnel costs rose 5% driven by revenue growth and higher legal costs were offset by lower marketing expenses.

•	Provision expense was $1,159 million versus the $1,145 million net charge-offs recorded in the quarter

•	Charge-offs include $209 million domestic airline exposure reserved in prior periods.

•	Also contributing to decreased commercial reserves was improvement in the risk profile of Argentine exposure.

•	Partially offsetting these reductions in commercial reserves was increased consumer reserves for card portfolio growth, including securitizations returning to the balance sheet, and continued portfolio seasoning.

•	A $50 million reserve was established for estimated losses associated with Hurricane Katrina.

•	Tier 1 ratio rose to 8.21% versus 2Q05 ratio at 8.06%.

•	Continuing momentum in business lines:

•	8.5 million product sales.

•	Number of net new checking accounts grew by 635,000.

•	Number of net new savings accounts grew by 294,000.

•	Opened 1.5 million new credit card accounts.

•	1.1 million of retail product sales delivered through the Ecommerce channel, up 79% versus 3Q04.

•	Active online banking users increased to 14.3 million while bill payers reached 7 million.

•	Bill payers are now paying $33 billion worth of bills per quarter with bill presenters growing to more than 300.

•	Assets under management ended the quarter at $457 billion reflecting increases from market valuations as well as net inflows.

•	Fleet merger all but completed.

•	MBNA integration underway as closing is expected in January 2006.

Bank of America Corporation

Fleet Merger Accomplishments

•	Converted 10.6 million cardholder accounts

•	Converted 6 million retail accounts to the Model Bank platform

•	Opened over 380,000 net new checking accounts in Northeast

•	More than 2.5 million unit sales of products so far in 2005

•	Converted 902,000 Quick & Reilly accounts

•	Placed 455 Premier bankers in Northeast markets

•	Welcomed 187,000 Premier customers

•	Opened 5 Premier banking and investment centers

•	Installed Loan Solutions capabilities in 1,500 banking centers

•	Achieved total cost savings of $1.85 billion in 2005

Bank of America Corporation

Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)

	Year-to-Date September 30		Third Quarter 2005	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004
	2005	2004
Income statement
Total revenue	$42,644	$35,166	$14,607	$14,015	$14,022	$13,713	$12,587
Provision for credit losses	2,614	2,063	1,159	875	580	706	650
Gains on sales of debt securities	1,013	2,022	29	325	659	101	732
Noninterest expense	21,361	19,679	7,285	7,019	7,057	7,333	7,021
Income tax expense	6,564	5,152	2,065	2,150	2,349	1,926	1,884
Net income	13,118	10,294	4,127	4,296	4,695	3,849	3,764
Diluted earnings per common share	3.22	2.76	1.02	1.06	1.14	0.94	0.91
Average diluted common shares issued and outstanding	4,072,991	3,729,120	4,054,659	4,065,355	4,099,062	4,106,040	4,121,375
Dividends paid per common share	$1.40	$1.25	$0.50	$0.45	$0.45	$0.45	$0.45
Performance ratios
Return on average assets	1.39%	1.36%	1.26%	1.35%	1.59%	1.33%	1.37%
Return on average common shareholders’ equity	17.70	17.32	16.33	17.54	19.30	15.63	15.56
At period end
Book value per share of common stock	$25.16	$24.14	$25.16	$24.96	$24.35	$24.56	$24.14
Market price per share of common stock:
Closing price	$42.10	$43.33	$42.10	$45.61	$44.10	$46.99	$43.33
High closing price for the period	47.08	44.98	45.98	47.08	47.08	47.44	44.98
Low closing price for the period	41.60	38.96	41.60	44.01	43.66	43.62	41.81
Market capitalization	168,950	175,446	168,950	183,202	177,958	190,147	175,446
Number of banking centers - domestic	5,844	5,829	5,844	5,880	5,889	5,885	5,829
Number of ATMs - domestic	16,714	16,728	16,714	16,687	16,798	16,771	16,728
Full-time equivalent employees	177,236	178,632	177,236	177,795	176,675	178,053	178,632

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Supplemental Financial Data

(Dollars in millions)

Fully taxable-equivalent basis data

	Year-to-Date September 30		Third Quarter 2005	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004
	2005	2004
Net interest income	$23,886	$21,557	$7,973	$7,841	$8,072	$7,954	$7,836
Total revenue	43,234	35,676	14,807	14,206	14,221	13,920	12,758
Net interest yield	2.90%	3.29%	2.80%	2.81%	3.11%	3.18%	3.30%
Efficiency ratio	49.41	55.16	49.20	49.42	49.62	52.69	55.03

Reconciliation to GAAP financial measures

Supplemental financial data presented on an operating basis is a basis of presentation not defined by accounting principles generally accepted in the United States (GAAP) that excludes merger and restructuring charges. We believe that the exclusion of merger and restructuring charges, which represent events outside our normal operations, provides a meaningful period-to-period comparison and is more reflective of normalized operations.

Shareholder value added (SVA) is a key measure of performance not defined by GAAP that is used in managing our growth strategy orientation and strengthening our focus on generating long-term growth and shareholder value. SVA is used to evaluate the Corporation's use of equity (i.e. capital) at the individual unit level and is an integral component in the analytics for resource allocation. Using SVA as a performance measure places specific focus on whether incremental investments generate returns in excess of the costs of capital associated with those investments. Each business segment has a goal for growth in SVA reflecting the individual segment's business and customer strategy.

Other companies may define or calculate supplemental financial data differently. See the Tables below for supplemental financial data and corresponding reconciliations to GAAP financial measures for the quarters ended September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004, and the nine months ended September 30, 2005 and 2004.

Reconciliation of net income to operating earnings

	Year-to-Date September 30		Third Quarter 2005	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004
	2005	2004
Net income	$13,118	$10,294	$4,127	$4,296	$4,695	$3,849	$3,764
Merger and restructuring charges	353	346	120	121	112	272	221
Related income tax benefit	(118)	(116)	(40)	(41)	(37)	(91)	(74)

Operating earnings	$13,353	$10,524	$4,207	$4,376	$4,770	$4,030	$3,911

Operating basis
Diluted earnings per common share	$3.28	$2.82	$1.04	$1.08	$1.16	$0.98	$0.95
Return on average assets	1.42%	1.39%	1.29%	1.37%	1.61%	1.39%	1.42%
Return on avg common shareholders’ equity	18.02	17.71	16.64	17.87	19.61	16.37	16.17
Efficiency ratio	48.59	54.19	48.39	48.56	48.83	50.73	53.30
Reconciliation of net income to shareholder value added
Net income	$13,118	$10,294	$4,127	$4,296	$4,695	$3,849	$3,764
Amortization of intangibles	613	455	201	204	208	209	200
Merger and restructuring charges, net of tax benefit	235	230	80	80	75	181	147
Capital charge	(8,142)	(6,530)	(2,778)	(2,691)	(2,673)	(2,705)	(2,658)

Shareholder value added	$5,824	$4,449	$1,630	$1,889	$2,305	$1,534	$1,453

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Consolidated Statement of Income

(Dollars in millions, except per share information; shares in thousands)

	Year-to-Date September 30		Third Quarter 2005	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004
	2005	2004
Interest income
Interest and fees on loans and leases	$25,375	$20,294	$8,956	$8,312	$8,107	$7,919	$7,508
Interest and dividends on securities	8,130	5,197	2,797	2,799	2,534	2,065	2,078
Federal funds sold and securities purchased under agreements to resell	3,504	1,331	1,359	1,252	893	712	484
Trading account assets	4,158	2,981	1,550	1,426	1,182	1,035	960
Other interest income	1,486	1,226	547	502	437	464	457

Total interest income	42,653	31,029	15,209	14,291	13,153	12,195	11,487

Interest expense
Deposits	6,831	4,446	2,409	2,379	2,043	1,829	1,711
Short-term borrowings	7,971	2,891	3,325	2,677	1,969	1,543	1,152
Trading account liabilities	1,745	965	707	611	427	352	333
Long-term debt	2,810	1,680	995	974	841	724	626

Total interest expense	19,357	9,982	7,436	6,641	5,280	4,448	3,822

Net interest income	23,296	21,047	7,773	7,650	7,873	7,747	7,665

Noninterest income
Service charges	5,777	5,098	2,080	1,920	1,777	1,891	1,899
Investment and brokerage services	3,122	2,606	1,060	1,049	1,013	1,008	972
Mortgage banking income (loss)	590	258	180	189	221	156	(250)
Investment banking income	1,319	1,389	522	431	366	497	438
Equity investment gains	1,559	437	668	492	399	426	220
Card income	4,246	3,212	1,520	1,437	1,289	1,380	1,258
Trading account profits	1,559	600	514	285	760	269	184
Other income	1,176	519	290	562	324	339	201

Total noninterest income	19,348	14,119	6,834	6,365	6,149	5,966	4,922

Total revenue	42,644	35,166	14,607	14,015	14,022	13,713	12,587
Provision for credit losses	2,614	2,063	1,159	875	580	706	650
Gains on sales of debt securities	1,013	2,022	29	325	659	101	732
Noninterest expense
Personnel	11,209	9,915	3,837	3,671	3,701	3,520	3,534
Occupancy	1,889	1,731	638	615	636	648	622
Equipment	894	888	300	297	297	326	309
Marketing	990	1,012	307	346	337	337	364
Professional fees	647	561	254	216	177	275	207
Amortization of intangibles	613	455	201	204	208	209	200
Data processing	1,093	958	361	368	364	371	341
Telecommunications	608	514	206	196	206	216	180
Other general operating	3,065	3,299	1,061	985	1,019	1,159	1,043
Merger and restructuring charges	353	346	120	121	112	272	221

Total noninterest expense	21,361	19,679	7,285	7,019	7,057	7,333	7,021

Income before income taxes	19,682	15,446	6,192	6,446	7,044	5,775	5,648
Income tax expense	6,564	5,152	2,065	2,150	2,349	1,926	1,884

Net income	$13,118	$10,294	$4,127	$4,296	$4,695	$3,849	$3,764

Net income available to common shareholders	$13,104	$10,283	$4,122	$4,292	$4,690	$3,844	$3,759

Per common share information
Earnings	$3.27	$2.80	$1.03	$1.07	$1.16	$0.95	$0.93

Diluted earnings	$3.22	$2.76	$1.02	$1.06	$1.14	$0.94	$0.91

Dividends paid	$1.40	$1.25	$0.50	$0.45	$0.45	$0.45	$0.45

Average common shares issued and outstanding	4,012,924	3,666,298	4,000,573	4,005,356	4,032,550	4,032,979	4,052,304

Average diluted common shares issued and outstanding	4,072,991	3,729,120	4,054,659	4,065,355	4,099,062	4,106,040	4,121,375

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Consolidated Balance Sheet

(Dollars in millions)	September 30 2005	June 30 2005	September 30 2004
Assets
Cash and cash equivalents	$32,771	$33,935	$29,252
Time deposits placed and other short-term investments	11,236	9,682	11,021
Federal funds sold and securities purchased under agreements to resell	135,409	149,287	104,570
Trading account assets	121,256	126,658	102,925
Derivative assets	26,005	26,019	25,398
Securities:
Available-for-sale	227,349	233,412	163,438
Held-to-maturity, at cost	136	174	420

Total securities	227,485	233,586	163,858

Loans and leases	554,603	529,418	511,639
Allowance for loan and lease losses	(8,326)	(8,319)	(8,723)

Loans and leases, net of allowance	546,277	521,099	502,916

Premises and equipment, net	7,659	7,602	7,884
Mortgage servicing rights	2,764	2,366	2,453
Goodwill	45,298	45,381	44,709
Core deposit intangibles and other intangibles	3,356	3,472	3,726
Other assets	92,743	87,243	74,117

Total assets	$1,252,259	$1,246,330	$1,072,829

Liabilities
Deposits in domestic offices:
Noninterest-bearing	$174,990	$175,427	$155,406
Interest-bearing	390,973	397,778	380,956
Deposits in foreign offices:
Noninterest-bearing	6,750	6,102	5,632
Interest-bearing	53,764	56,110	49,264

Total deposits	626,477	635,417	591,258

Federal funds purchased and securities sold under agreements to repurchase	217,053	207,710	142,992
Trading account liabilities	51,244	61,906	36,825
Derivative liabilities	15,711	15,630	12,721
Commercial paper and other short-term borrowings	107,655	93,763	61,585
Accrued expenses and other liabilities (includes $390, $383 and $446 of reserve for unfunded lending commitments)	32,976	34,470	28,851
Long-term debt	99,885	96,894	100,586

Total liabilities	1,151,001	1,145,790	974,818

Shareholders’ equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and outstanding - 1,090,189 shares	271	271	271
Common stock and additional paid-in capital, $0.01 par value; authorized - 7,500,000,000 shares; issued and outstanding - 4,013,063,444; 4,016,703,839 and 4,049,062,685 shares	42,548	42,507	44,756
Retained earnings	65,439	63,328	55,979
Accumulated other comprehensive income (loss)	(6,509)	(4,992)	(2,669)
Other	(491)	(574)	(326)

Total shareholders’ equity	101,258	100,540	98,011

Total liabilities and shareholders’ equity	$1,252,259	$1,246,330	$1,072,829

Certain prior period amounts have been reclassified to conform to current period presentation.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Capital Management

(Dollars in millions)

	Third Quarter 2005(1)	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004
Tier 1 capital	$73,030	$68,806	$67,127	$64,281	$62,981
Total capital	98,989	94,933	93,774	92,266	91,326
Risk-weighted assets	889,979	853,669	818,179	793,523	779,858
Tier 1 capital ratio	8.21%	8.06%	8.20%	8.10%	8.08%
Total capital ratio	11.12	11.12	11.46	11.63	11.71
Tangible equity ratio(2)	4.37	4.32	4.25	4.76	4.84
Leverage ratio	5.85	5.59	5.82	5.82	5.92

(1)	Preliminary data on risk-based capital

(2)	Tangible equity ratio equals shareholders’ equity less goodwill, core deposit intangibles and other intangibles divided by total assets less goodwill, core deposit intangibles and other intangibles.

Share Repurchase Program

10.6 million common shares were repurchased in the third quarter of 2005 as a part of ongoing share repurchase programs.

186.4 million shares remain outstanding under the 2005 authorized program.

7.0 million shares were issued in the third quarter of 2005.

Captial Management

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Core Net Interest Income

(Dollars in millions)

	Year-to-Date September 30		Third Quarter 2005	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004
	2005	2004
Net Interest Income
As reported (fully taxable-equivalent basis)	$23,886	$21,557	$7,973	$7,841	$8,072	$7,954	$7,836
Trading-related net interest income	(1,144)	(1,622)	(316)	(414)	(414)	(417)	(448)

Core net interest income	22,742	19,935	7,657	7,427	7,658	7,537	7,388
Impact of revolving securitizations	615	637	168	209	238	244	290

Core net interest income - managed basis	$23,357	$20,572	$7,825	$7,636	$7,896	$7,781	$7,678

Average Earning Assets
As reported	$1,100,693	$874,176	$1,137,619	$1,118,527	$1,044,914	$998,004	$948,383
Trading-related earning assets	(297,426)	(218,840)	(312,441)	(315,716)	(263,583)	(252,217)	(222,042)

Core average earning assets	803,267	655,336	825,178	802,811	781,331	745,787	726,341
Impact of revolving securitizations	9,484	9,866	7,723	9,973	10,791	11,112	13,253

Core average earning assets - managed basis	$812,751	$665,202	$832,901	$812,784	$792,122	$756,899	$739,594

Net Interest Yield Contribution
As reported (fully taxable-equivalent basis)	2.90%	3.29%	2.80%	2.81%	3.11%	3.18%	3.30%
Impact of trading-related activities	0.88	0.77	0.91	0.90	0.84	0.85	0.76

Core net interest yield on earning assets	3.78	4.06	3.71	3.71	3.95	4.03	4.06
Impact of revolving securitizations	0.05	0.06	0.04	0.05	0.06	0.06	0.08

Core net interest yield on earning assets - managed basis	3.83%	4.12%	3.75%	3.76%	4.01%	4.09%	4.14%

Certain prior period amounts have been restated reflecting realignment of business segments.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Third Quarter 2005			Second Quarter 2005			First Quarter 2005
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$14,498	$125	3.43%	$13,696	$113	3.31%	$14,327	$101	2.87%
Federal funds sold and securities purchased under agreements to resell	176,650	1,359	3.07	185,835	1,252	2.70	147,855	893	2.43
Trading account assets	142,287	1,578	4.42	134,196	1,454	4.34	117,748	1,203	4.10
Securities	225,952	2,824	5.00	227,182	2,829	4.98	204,574	2,561	5.01
Loans and leases(1):
Residential mortgage	171,002	2,294	5.36	167,272	2,271	5.43	178,098	2,412	5.43
Credit card	55,271	1,651	11.85	52,474	1,481	11.32	51,310	1,373	10.85
Home equity lines	58,046	910	6.22	54,941	799	5.83	51,477	692	5.45
Direct/Indirect consumer	47,900	702	5.81	43,132	612	5.69	41,620	573	5.58
Other consumer(2)	6,715	170	10.05	6,968	155	8.96	7,305	158	8.75

Total consumer	338,934	5,727	6.72	324,787	5,318	6.56	329,810	5,208	6.37

Commercial - domestic	127,044	2,124	6.63	123,927	1,969	6.37	123,803	1,983	6.49
Commercial real estate	34,663	542	6.20	33,484	477	5.72	33,016	430	5.29
Commercial lease financing	20,402	239	4.69	20,446	252	4.93	20,745	260	5.01
Commercial - foreign	18,444	349	7.50	17,780	306	6.90	17,570	258	5.96

Total commercial	200,553	3,254	6.44	195,637	3,004	6.16	195,134	2,931	6.08

Total loans and leases	539,487	8,981	6.62	520,424	8,322	6.41	524,944	8,139	6.27

Other earning assets	38,745	542	5.57	37,194	512	5.52	35,466	455	5.19

Total earning assets(3)	1,137,619	15,409	5.39	1,118,527	14,482	5.19	1,044,914	13,352	5.15

Cash and cash equivalents	32,969			34,731			31,382
Other assets, less allowance for loan and lease losses	124,157			124,231			124,587

Total assets	$1,294,745			$1,277,489			$1,200,883

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$35,853	$56	0.62%	$38,043	$52	0.54%	$37,000	$35	0.39%
NOW and money market deposit accounts	224,341	743	1.31	229,174	723	1.27	233,392	651	1.13
Consumer CDs and IRAs	130,975	1,048	3.17	127,169	974	3.07	118,989	769	2.62
Negotiable CDs, public funds and other time deposits	4,414	50	4.54	7,751	87	4.49	10,291	96	3.73

Total domestic interest-bearing deposits	395,583	1,897	1.90	402,137	1,836	1.83	399,672	1,551	1.57

Foreign interest-bearing deposits(4):
Banks located in foreign countries	19,707	273	5.50	25,546	335	5.26	22,084	316	5.81
Governments and official institutions	7,317	62	3.37	7,936	59	2.97	6,831	43	2.58
Time, savings and other	32,024	177	2.19	30,973	149	1.94	30,770	133	1.75

Total foreign interest-bearing deposits	59,048	512	3.44	64,455	543	3.38	59,685	492	3.35

Total interest-bearing deposits	454,631	2,409	2.10	466,592	2,379	2.04	459,357	2,043	1.80

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	339,980	3,325	3.88	323,916	2,677	3.32	276,483	1,969	2.89
Trading account liabilities	68,132	707	4.12	60,987	611	4.02	44,507	427	3.89
Long-term debt	99,576	995	4.00	97,360	974	4.00	97,126	841	3.46

Total interest-bearing liabilities(3)	962,319	7,436	3.07	948,855	6,641	2.81	877,473	5,280	2.43

Noninterest-bearing sources:
Noninterest-bearing deposits	178,140			174,001			168,062
Other liabilities	53,832			56,216			56,534
Shareholders’ equity	100,454			98,417			98,814

Total liabilities and shareholders’ equity	$1,294,745			$1,277,489			$1,200,883

Net interest spread			2.32			2.38			2.72
Impact of noninterest-bearing sources			0.48			0.43			0.39

Net interest income/yield on earning assets		$7,973	2.80%		$7,841	2.81%		$8,072	3.11%

(1)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.

(2)	Includes consumer finance of $3,063 million, $3,212 million and $3,362 million in the third, second and first quarters of 2005, respectively; foreign consumer of $3,541 million, $3,505 million and $3,532 million in third, second and first quarters of 2005, respectively; and consumer lease financing of $111 million, $251 million and $411 million in the third, second and first quarters of 2005, respectively.

(3)	Interest income includes the impact of interest rate risk management contracts, which increased interest income on the underlying assets $91 million, $193 million and $437 million in the third, second and first quarters of 2005. These amounts were substantially offset by corresponding decreases in the income earned on the underlying assets. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $239 million, $314 million and $154 million in the third, second and first quarters of 2005. These amounts were substantially offset by corresponding decreases in the interest paid on the underlying liabilities.

(4)	Primarily consists of time deposits in denominations of $100,000 or more.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis (continued)

(Dollars in millions)

	Fourth Quarter 2004			Third Quarter 2004			Second Quarter 2004
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$15,620	$128	3.24%	$14,726	$127	3.45%	$14,384	$59	1.65%
Federal funds sold and securities purchased under agreements to resell	149,226	712	1.90	128,339	484	1.50	124,383	413	1.33
Trading account assets	110,585	1,067	3.85	98,459	975	3.96	104,391	1,025	3.94
Securities	171,173	2,083	4.87	169,515	2,095	4.94	159,797	1,925	4.82
Loans and leases(1):
Residential mortgage	178,879	2,459	5.49	175,046	2,371	5.41	173,158	2,284	5.29
Credit card	49,366	1,351	10.88	45,818	1,265	10.98	43,160	1,167	10.88
Home equity lines	48,336	609	5.01	44,309	514	4.62	40,424	450	4.48
Direct/Indirect consumer	39,526	551	5.55	38,951	538	5.49	39,763	540	5.44
Other consumer(2)	7,557	153	8.07	7,693	152	7.91	8,142	169	8.32

Total consumer	323,664	5,123	6.31	311,817	4,840	6.19	304,647	4,610	6.07

Commercial - domestic	121,412	1,914	6.27	122,093	1,855	6.04	123,970	1,843	5.98
Commercial real estate	31,355	392	4.98	30,792	344	4.44	30,311	317	4.20
Commercial lease financing	20,204	254	5.01	20,125	233	4.64	20,086	237	4.72
Commercial - foreign	18,828	272	5.76	18,251	245	5.34	18,144	237	5.24

Total commercial	191,799	2,832	5.88	191,261	2,677	5.57	192,511	2,634	5.50

Total loans and leases	515,463	7,955	6.15	503,078	7,517	5.95	497,158	7,244	5.85

Other earning assets	35,937	457	5.08	34,266	460	5.33	38,407	494	5.17

Total earning assets(3)	998,004	12,402	4.96	948,383	11,658	4.90	938,520	11,160	4.77

Cash and cash equivalents	31,028			29,469			30,320
Other assets, less allowance for loan and lease losses	123,519			118,831			125,619

Total assets	$1,152,551			$1,096,683			$1,094,459

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$36,927	$36	0.39%	$36,823	$35	0.38%	$35,864	$31	0.34%
NOW and money market deposit accounts	234,596	589	1.00	233,602	523	0.89	233,702	488	0.84
Consumer CDs and IRAs	109,243	711	2.59	101,250	668	2.63	93,017	587	2.54
Negotiable CDs, public funds and other time deposits	7,563	81	4.27	5,654	69	4.85	4,737	66	5.60

Total domestic interest-bearing deposits	388,329	1,417	1.45	377,329	1,295	1.37	367,320	1,172	1.28

Foreign interest-bearing deposits(4):
Banks located in foreign countries	17,953	275	6.11	17,864	307	6.83	18,945	287	6.10
Governments and official institutions	5,843	33	2.21	5,021	22	1.80	5,739	23	1.58
Time, savings and other	30,459	104	1.36	29,513	87	1.17	29,882	47	0.64

Total foreign interest-bearing deposits	54,255	412	3.02	52,398	416	3.16	54,566	357	2.63

Total interest-bearing deposits	442,584	1,829	1.64	429,727	1,711	1.58	421,886	1,529	1.46

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	252,384	1,543	2.43	226,025	1,152	2.03	235,701	1,019	1.74
Trading account liabilities	37,387	352	3.74	37,706	333	3.51	31,620	298	3.78
Long-term debt	99,588	724	2.91	98,361	626	2.54	96,395	563	2.34

Total interest-bearing liabilities(3)	831,943	4,448	2.13	791,819	3,822	1.92	785,602	3,409	1.74

Noninterest-bearing sources:
Noninterest-bearing deposits	167,352			158,151			160,419
Other liabilities	55,156			50,321			55,172
Shareholders’ equity	98,100			96,392			93,266

Total liabilities and shareholders' equity	$1,152,551			$1,096,683			$1,094,459

Net interest spread			2.83			2.98			3.03
Impact of noninterest-bearing sources			0.35			0.32			0.28

Net interest income/yield on earning assets		$7,954	3.18%		$7,836	3.30%		$7,751	3.31%

(1)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.

(2)	Includes consumer finance of $3,473 million, $3,644 million and $3,828 million in the fourth, third and second quarters of 2004, respectively; foreign consumer of $3,523 million, $3,304 million and $3,256 million in the fourth, third and second quarters of 2004, respectively; and consumer lease financing of $561 million, $745 million and $1,058 million in the fourth, third and second quarters of 2004, respectively.

(3)	Interest income includes the impact of interest rate risk management contracts, which increased interest income on the underlying assets $496 million, $531 million and $658 million in the fourth, third and second quarters of 2004, respectively. These amounts were substantially offset by corresponding decreases in the income earned on the underlying assets. Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $155 million, $217 million and $333 million in the fourth, third and second quarters of 2004. These amounts were substantially offset by corresponding decreases in the interest paid on the underlying liabilities.

(4)	Primarily consists of time deposits in denominations of $100,000 or more.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Derivative Hedge Income/Expense(1)

(Dollars in millions)

	Third Quarter 2005			Second Quarter 2005			First Quarter 2005
	Average Balance	Interest Income/ Expenses	Yield/ Rate	Average Balance	Interest Income/ Expenses	Yield/ Rate	Average Balance	Interest Income/ Expenses	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$14,498	$126	3.46%	$13,696	$114	3.33%	$14,327	$101	2.88%
Federal funds sold and securities purchased under agreements to resell (2)	176,650	1,459	3.29	185,835	1,267	2.73	147,855	851	2.32
Trading account assets	142,287	1,578	4.42	134,196	1,454	4.34	117,748	1,203	4.10
Securities(2)	225,952	2,823	4.99	227,182	2,829	4.98	204,574	2,563	5.01
Loans and leases(3):
Residential mortgage (2)	171,002	2,301	5.37	167,272	2,268	5.43	178,098	2,409	5.43
Credit card	55,271	1,651	11.85	52,474	1,481	11.32	51,310	1,373	10.85
Home equity lines	58,046	910	6.22	54,941	799	5.83	51,477	692	5.45
Direct/Indirect consumer	47,900	702	5.81	43,132	612	5.69	41,620	573	5.58
Other consumer(4)	6,715	170	10.05	6,968	155	8.96	7,305	158	8.75

Total consumer	338,934	5,734	6.73	324,787	5,315	6.56	329,810	5,205	6.37

Commercial - domestic (2)	127,044	1,897	5.93	123,927	1,721	5.57	123,803	1,539	5.04
Commercial real estate	34,663	542	6.20	33,484	477	5.72	33,016	430	5.29
Commercial lease financing	20,402	239	4.69	20,446	252	4.93	20,745	260	5.01
Commercial - foreign(2)	18,444	349	7.50	17,780	305	6.88	17,570	257	5.94

Total commercial	200,553	3,027	5.99	195,637	2,755	5.65	195,134	2,486	5.16

Total loans and leases	539,487	8,761	6.46	520,424	8,070	6.22	524,944	7,691	5.92

Other earning assets	38,745	571	5.87	37,194	555	5.98	35,466	506	5.77

Total earning assets - Excluding hedge impact	1,137,619	15,318	5.36	1,118,527	14,289	5.12	1,044,914	12,915	4.98

Net derivative income (expense) on assets		91			193			437

Total earning assets - Including hedge impact	1,137,619	15,409	5.39	1,118,527	14,482	5.19	1,044,914	13,352	5.15

Cash and cash equivalents	32,969			34,731			31,382
Other assets, less allowance for loan and lease losses	124,157			124,231			124,587

Total assets	$1,294,745			$1,277,489			$1,200,883

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$35,853	$56	0.62%	$38,043	$52	0.54%	$37,000	$35	0.39%
NOW and money market deposit accounts (2)	224,341	743	1.31	229,174	722	1.26	233,392	634	1.10
Consumer CDs and IRAs (2)	130,975	889	2.69	127,169	786	2.48	118,989	649	2.21
Negotiable CDs, public funds and other time deposits (2)	4,414	33	3.02	7,751	63	3.22	10,291	67	2.61

Total domestic interest-bearing deposits	395,583	1,721	1.73	402,137	1,623	1.62	399,672	1,385	1.41

Foreign interest-bearing deposits(5):
Banks located in foreign countries (2)	19,707	259	5.21	25,546	270	4.24	22,084	199	3.66
Governments and official institutions	7,317	62	3.37	7,936	59	2.97	6,831	43	2.58
Time, savings and other	32,024	177	2.19	30,973	149	1.94	30,770	133	1.75

Total foreign interest-bearing deposits	59,048	498	3.35	64,455	478	2.98	59,685	375	2.55

Total interest-bearing deposits	454,631	2,219	1.94	466,592	2,101	1.81	459,357	1,760	1.55

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings(2)	339,980	3,085	3.60	323,916	2,478	3.07	276,483	1,837	2.69
Trading account liabilities	68,132	707	4.12	60,987	611	4.02	44,507	427	3.89
Long-term debt (2)	99,576	1,186	4.76	97,360	1,136	4.67	97,126	1,102	4.54

Total interest-bearing liabilities - Excluding hedge impact	962,319	7,197	2.97	948,855	6,326	2.67	877,473	5,126	2.36

Net derivative (income) expense on liabilities		239			315			154

Total interest-bearing liabilities - Including hedge impact	962,319	7,436	3.07	948,855	6,641	2.81	877,473	5,280	2.43

Noninterest-bearing sources:
Noninterest-bearing deposits	178,140			174,001			168,062
Other liabilities	53,832			56,216			56,534
Shareholders’ equity	100,454			98,417			98,814

Total liabilities and shareholders’ equity	$1,294,745			$1,277,489			$1,200,883

Net interest spread			2.39			2.45			2.62
Impact of noninterest-bearing sources			0.46			0.40			0.38

Net interest income/yield on earning assets - excluding hedge impact		$8,121	2.85		$7,963	2.85		$7,789	3.00

Net impact of derivative hedge income/(expense)		(148)	(0.05)		(122)	(0.04)		283	0.11

Net interest income/yield on earning assets		$7,973	2.80%		$7,841	2.81%		$8,072	3.11%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities.

(2)	Interest income excludes the impact of interest rate risk management contracts, which increased(decreased) interest income on time deposits placed and other short-term investments $(1) million, federal funds sold and securities purchased under agreements to resell $(100) milllion, securities $1 million, residential mortgage $(7) million, commercial—domestic $227 million and other earning assets $(29) million in the three months ended September 30, 2005. Interest expense excludes the impact of interest rate risk management contracts which increased(decreased) interest expense on consumer CDs and IRAs $159 million, negotiable CDs, public funds and other time deposits $17 million, banks located in foreign countries $14 million, federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings $240 million and long-term debt $(191) million in the three months ended September 30, 2005.

Interest income excludes the impact of interest rate risk management contracts, which increased(decreased) interest income on time deposits placed and other short-term investments $(1) million, federal funds sold and securities purchased under agreements to resell $(15) milllion, residential mortgage $3 million, commercial - domestic $248 million, commercial - foreign $1 million and other earning assets $(43) million in the three months ended June 30, 2005. Interest expense excludes the impact of interest rate risk management contracts which increased(decreased) interest expense on NOW and money market deposit accounts $1 million, consumer CDs and IRAs $188 million, negotiable CDs, public funds and other time deposits $24 million, banks located in foreign countries $65 million, federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings $199 million and long-term debt $(162) million in the three months ended June 30, 2005.

Interest income excludes the impact of interest rate risk management contracts, which increased(decreased) interest income on federal funds sold and securities purchased under agreements to resell $42 million, securities $(2) million, residential mortgage $3 million, commercial - domestic $444 million, commercial - foreign $1 million and other earning assets $(51) million in the three months ended March 31, 2005. Interest expense excludes the impact of interest rate risk management contracts which increased(decreased) interest expense on NOW and money market deposit accounts $17 million, consumer CDs and IRAs $120 million, negotiable CDs, public funds and other time deposits $29 million, banks located in foreign countries $117 million, federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings $132 million and long-term debt $(261) million in the three months ended March 31, 2005.

(3)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.

(4)	Includes consumer finance of $3,063 million, $3,212 million and $3,362 million in the third, second and first quarters of 2005, respectively; foreign consumer of $3,541 million, $3,505 million and $3,532 million in third, second and first quarters of 2005, respectively; and consumer lease financing of $111 million, $251 million and $411 million in the third, second and first quarters of 2005, respectively.

(5)	Primarily consists of time deposits in denominations of $100,000 or more.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Derivative Hedge
Income/Expense(1) (continued)

(Dollars in millions)

	Fourth Quarter 2004			Third Quarter 2004			Second Quarter 2004
	Average Balance	Interest Income/ Expenses	Yield/ Rate	Average Balance	Interest Income/ Expenses	Yield/ Rate	Average Balance	Interest Income/ Expenses	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$15,620	$119	3.01%	$14,726	$127	3.44%	$14,384	$59	1.65%
Federal funds sold and securities purchased under agreements to resell (2)	149,226	674	1.80	128,339	421	1.31	124,383	303	0.98
Trading account assets	110,585	1,067	3.85	98,459	975	3.96	104,391	1,025	3.94
Securities(2)	171,173	2,084	4.87	169,515	2,103	4.96	159,797	1,929	4.83
Loans and leases(3):
Residential mortgage (2)	178,879	2,447	5.46	175,046	2,389	5.45	173,158	2,269	5.25
Credit card	49,366	1,351	10.88	45,818	1,265	10.98	43,160	1,167	10.88
Home equity lines	48,336	609	5.01	44,309	514	4.62	40,424	450	4.48
Direct/Indirect consumer	39,526	551	5.55	38,951	538	5.49	39,763	540	5.44
Other consumer(4)	7,557	153	8.07	7,693	152	7.91	8,142	169	8.32

Total consumer	323,664	5,111	6.29	311,817	4,858	6.21	304,647	4,595	6.05

Commercial - domestic (2)	121,412	1,418	4.65	122,093	1,300	4.24	123,970	1,237	4.02
Commercial real estate	31,355	392	4.98	30,792	344	4.44	30,311	317	4.20
Commercial lease financing	20,204	254	5.01	20,125	233	4.64	20,086	237	4.72
Commercial - foreign(2)	18,828	271	5.73	18,251	242	5.29	18,144	235	5.19

Total commercial	191,799	2,335	4.85	191,261	2,119	4.41	192,511	2,026	4.23

Total loans and leases	515,463	7,446	5.76	503,078	6,977	5.53	497,158	6,621	5.35

Other earning assets	35,937	516	5.73	34,266	524	6.07	38,407	564	5.90

Total earning assets - Excluding hedge impact	998,004	11,906	4.76	948,383	11,127	4.68	938,520	10,501	4.49

Net derivative income (expense) on assets		496			531			659

Total earning assets- Including hedge impact	998,004	12,402	4.96	948,383	11,658	4.90	938,520	11,160	4.77

Cash and cash equivalents	31,028			29,469			30,320
Other assets, less allowance for loan and lease losses	123,519			118,831			125,619

Total assets	$1,152,551			$1,096,683			$1,094,459

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$36,927	$36	0.39%	$36,823	$35	0.38%	$35,864	$31	0.34%
NOW and money market deposit accounts (2)	234,596	547	0.93	233,602	475	0.81	233,702	412	0.71
Consumer CDs and IRAs (2)	109,243	539	1.96	101,250	447	1.76	93,017	350	1.51
Negotiable CDs, public funds and other time deposits (2)	7,563	38	2.03	5,654	20	1.43	4,737	13	1.09

Total domestic interest-bearing deposits	388,329	1,160	1.19	377,329	977	1.03	367,320	806	0.88

Foreign interest-bearing deposits(5):
Banks located in foreign countries (2)	17,953	157	3.47	17,864	160	3.55	18,945	138	2.95
Governments and official institutions	5,843	33	2.21	5,021	22	1.80	5,739	23	1.58
Time, savings and other	30,459	104	1.36	29,513	87	1.17	29,882	47	0.64

Total foreign interest-bearing deposits	54,255	294	2.15	52,398	269	2.04	54,566	208	1.54

Total interest-bearing deposits	442,584	1,454	1.31	429,727	1,246	1.15	421,886	1,014	0.97

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings (2)	252,384	1,386	2.18	226,025	987	1.74	235,701	769	1.31
Trading account liabilities	37,387	352	3.74	37,706	333	3.51	31,620	298	3.78
Long-term debt (2)	99,588	1,101	4.42	98,361	1,038	4.22	96,395	995	4.13

Total interest-bearing liabilities - Excluding hedge impact	831,943	4,293	2.05	791,819	3,604	1.81	785,602	3,076	1.57

Net derivative (income) expense on liabilities		155			218			333

Total interest-bearing liabilities - Including hedge impact	831,943	4,448	2.13	791,819	3,822	1.92	785,602	3,409	1.74

Noninterest-bearing sources:
Noninterest-bearing deposits	167,352			158,151			160,419
Other liabilities	55,156			50,321			55,172
Shareholders’ equity	98,100			96,392			93,266

Total liabilities and shareholders’ equity	$1,152,551			$1,096,683			$1,094,459

Net interest spread			2.71			2.87			2.92
Impact of noninterest-bearing sources			0.33			0.30			0.25

Net interest income/yield on earning assets - excluding hedge impact		$7,613	3.04		$7,523	3.17		$7,425	3.17

Net impact of derivative hedge income/(expense)		341	0.14		313	0.13		326	0.14

Net interest income/yield on earning assets		$7,954	3.18%		$7,836	3.30%		$7,751	3.31%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities.

(2)	Interest income excludes the impact of interest rate risk management contracts, which increased(decreased) interest income on time deposits placed and other short-term investments $9 million, federal funds sold and securities purchased under agreements to resell $38 milllion, securities $(1) million, residential mortgage $12 million, commercial - domestic $496 million, commercial - foreign $1 million and other earning assets $(59) million in the three months ended December 31, 2004. Interest expense excludes the impact of interest rate risk management contracts which increased(decreased) interest expense on NOW and money market deposit accounts $42 million, consumer CDs and IRAs $172 million, negotiable CDs, public funds and other time deposits $43 million, banks located in foreign countries $118 million, federal funds purchased, securities sold under agreements to repurchase and other other short-term borrowings $157 million and long-term debt $(377) million in the three months ended December 31, 2004.

Interest income excludes the impact of interest rate risk management contracts, which increased(decreased) interest income on federal funds sold and securities purchased under agreements to resell $63 million, securities $(8) million, residential mortgage $(18) million, commercial - domestic $555 million, commercial - foreign $3 million and other earning assets $(64) million in the three months ended September 30, 2004. Interest expense excludes the impact of interest rate risk management contracts which increased(decreased) interest expense on NOW and money market deposit accounts $48 million, consumer CDs and IRAs $221 million, negotiable CDs, public funds and other time deposits $49 million, banks located in foreign countries $147 million, federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings $165 million and long-term debt $(412) million in the three months ended September 30, 2004.

Interest income excludes the impact of interest rate risk management contracts, which increased(decreased) interest income on federal funds sold and securities purchased under agreements to resell $110 million, securities $(4) million, residential mortgage $15 million, commercial - domestic $606 million, commercial - foreign $2 million and other earning assets $(70) million in the three months ended June 30, 2004. Interest expense excludes the impact of interest rate risk management contracts which increased(decreased) interest expense on NOW and money market deposit accounts $76 million, consumer CDs and IRAs $237 million, negotiable CDs, public funds and other time deposits $53 million, banks located in foreign countries $149 million, federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings $250 million and long-term debt $(432) million in the three months ended June 30, 2004.

(3)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis.

(4)	Includes consumer finance of $3,473 million, $3,644 million and $3,828 million in the fourth, third and second quarters of 2004, respectively; foreign consumer of $3,523 million, $3,304 million and $3,256 million in the fourth, third and second quarters of 2004, respectively; and consumer lease financing of $561 million, $745 million and $1,058 million in the fourth, third and second quarters of 2004, respectively.

(5)	Primarily consists of time deposits in denominations of $100,000 or more.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Nine Months Ended September 30
	2005			2004
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$14,175	$340	3.20%	$13,796	$234	2.27%
Federal funds sold and securities purchased under agreements to resell	170,219	3,504	2.75	122,184	1,331	1.45
Trading account assets	131,500	4,234	4.30	102,612	3,026	3.93
Securities	219,314	8,214	4.99	143,119	5,243	4.88
Loans and leases(1):
Residential mortgage	172,098	6,977	5.41	163,410	6,615	5.40
Credit card	53,033	4,506	11.36	41,443	3,302	10.64
Home equity lines	54,845	2,401	5.85	36,400	1,226	4.50
Direct/Indirect consumer	44,240	1,886	5.70	37,591	1,542	5.48
Other consumer(2)	6,995	483	9.24	7,771	441	7.58

Total consumer	331,211	16,253	6.55	286,615	13,126	6.11

Commercial - domestic	124,937	6,076	6.50	112,371	5,209	6.19
Commercial real estate	33,727	1,449	5.75	26,987	871	4.31
Commercial lease financing	20,529	751	4.88	16,570	565	4.55
Commercial - foreign	17,935	913	6.81	15,725	577	4.90

Total commercial	197,128	9,189	6.23	171,653	7,222	5.62

Total loans and leases	528,339	25,442	6.43	458,268	20,348	5.93

Other earning assets	37,146	1,509	5.43	34,197	1,357	5.30

Total earning assets(3)	1,100,693	43,243	5.25	874,176	31,539	4.82

Cash and cash equivalents	33,033			27,665
Other assets, less allowance for loan and lease losses	124,324			106,593

Total assets	$1,258,050			$1,008,434

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$36,961	$143	0.52%	$32,963	$83	0.33%
NOW and money market deposit accounts	228,936	2,117	1.24	207,808	1,332	0.86
Consumer CDs and IRAs	125,755	2,791	2.97	89,911	1,822	2.71
Negotiable CDs, public funds and other time deposits	7,463	232	4.15	5,444	209	5.12

Total domestic interest-bearing deposits	399,115	5,283	1.77	336,126	3,446	1.37

Foreign interest-bearing deposits(4):
Banks located in foreign countries	22,437	924	5.51	18,585	765	5.50
Governments and official institutions	7,363	165	2.99	5,153	64	1.67
Time, savings and other	31,261	459	1.96	26,826	171	0.85

Total foreign interest-bearing deposits	61,061	1,548	3.39	50,564	1,000	2.64

Total interest-bearing deposits	460,176	6,831	1.98	386,690	4,446	1.54

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	313,692	7,971	3.40	219,222	2,891	1.76
Trading account liabilities	57,962	1,745	4.03	34,634	965	3.72
Long-term debt	98,030	2,810	3.82	91,229	1,680	2.46

Total interest-bearing liabilities(3)	929,860	19,357	2.78	731,775	9,982	1.82

Noninterest-bearing sources:
Noninterest-bearing deposits	173,438			145,268
Other liabilities	55,518			51,881
Shareholders’ equity	99,234			79,510

Total liabilities and shareholders’ equity	$1,258,050			$1,008,434

Net interest spread			2.47			3.00
Impact of noninterest-bearing sources			0.43			0.29

Net interest income/yield on earning assets		$23,886	2.90%		$21,557	3.29%

(1)	Nonperforming loans are included in the respective average loan balances. Income on such nonperforming loans is recognized on a cash basis.

(2)	Includes consumer finance of $3,212 million and $3,823 million; foreign consumer of $3,526 million and $2,851 million; and consumer lease financing of $257 million and $1,097 million for the nine months ended September 30, 2005 and 2004.

(3)	Interest income includes the impact of interest rate risk management contracts, which increased interest income on the underlying assets $721 million and $1,904 million in the nine months ended September 30, 2005 and 2004. These amounts were substantially offset by corresponding decreases in the income earned on the underlying assets.
Interest expense includes the impact of interest rate risk management contracts, which increased interest expense on the underlying liabilities $708 million and $733 million in the nine months ended September 30, 2005 and 2004. These amounts were substantially offset by corresponding decreases in the interest paid on the underlying liabilities.

(4)	Primarily consists of time deposits in denominations of $100,000 or more.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Derivative Hedge Income/Expense(1)

(Dollars in millions)

	Nine Months Ended September 30
	2005			2004
	Average Balance	Interest Income/ Expenses	Yield/ Rate	Average Balance	Interest Income/ Expenses	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$14,175	$342	3.23%	$13,796	$234	2.26%
Federal funds sold and securities purchased under agreements to resell (2)	170,219	3,577	2.81	122,184	985	1.08
Trading account assets	131,500	4,234	4.30	102,612	3,026	3.93
Securities(2)	219,314	8,215	4.99	143,119	5,259	4.90
Loans and leases(3):
Residential mortgage (2)	172,098	6,978	5.41	163,410	6,602	5.39
Credit card	53,033	4,506	11.36	41,443	3,302	10.64
Home equity lines	54,845	2,401	5.85	36,400	1,226	4.50
Direct/Indirect consumer	44,240	1,886	5.70	37,591	1,542	5.48
Other consumer(4)	6,995	483	9.24	7,771	441	7.58

Total consumer	331,211	16,254	6.56	286,615	13,113	6.11

Commercial - domestic (2)	124,937	5,157	5.52	112,371	3,452	4.10
Commercial real estate	33,727	1,449	5.75	26,987	871	4.31
Commercial lease financing	20,529	751	4.88	16,570	565	4.55
Commercial - foreign(2)	17,935	911	6.79	15,725	570	4.84

Total commercial	197,128	8,268	5.61	171,653	5,458	4.25

Total loans and leases	528,339	24,522	6.20	458,268	18,571	5.41

Other earning assets (2)	37,146	1,632	5.87	34,197	1,560	6.09

Total earning assets - Excluding hedge impact	1,100,693	42,522	5.16	874,176	29,635	4.52

Net derivative income (expense) on assets		721			1,904

Total earning assets - Including hedge impact	1,100,693	43,243	5.25	874,176	31,539	4.82

Cash and cash equivalents	33,033			27,665
Other assets, less allowance for loan and lease losses	124,324			106,593

Total assets	$1,258,050			$1,008,434

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$36,961	$143	0.52%	$32,963	$83	0.34%
NOW and money market deposit accounts (2)	228,936	2,099	1.24	207,808	1,132	0.73
Consumer CDs and IRAs (2)	125,755	2,324	2.47	89,911	1,121	1.66
Negotiable CDs, public funds and other time deposits (2)	7,463	162	2.90	5,444	54	1.33

Total domestic interest-bearing deposits	399,115	4,728	1.59	336,126	2,390	0.96

Foreign interest-bearing deposits(5):
Banks located in foreign countries (2)	22,437	728	4.34	18,585	382	2.75
Governments and official institutions	7,363	165	2.99	5,153	64	1.67
Time, savings and other	31,261	459	1.96	26,826	171	0.85

Total foreign interest-bearing deposits	61,061	1,352	2.96	50,564	617	1.63

Total interest-bearing deposits	460,176	6,080	1.78	386,690	3,007	1.04

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings (2)	313,692	7,400	3.15	219,222	2,360	1.44
Trading account liabilities	57,962	1,745	4.03	34,634	965	3.72
Long-term debt (2)	98,030	3,424	4.66	91,229	2,917	4.26

Total interest-bearing liabilities - Excluding hedge impact	929,860	18,649	2.69	731,775	9,249	1.69

Net derivative (income) expense on liabilities	0	708			733

Total interest-bearing liabilities - Including hedge impact	929,860	19,357	2.79	731,775	9,982	1.82

Noninterest-bearing sources:
Noninterest-bearing deposits	173,438			145,268
Other liabilities	55,518			51,881
Shareholders’ equity	99,234			79,510

Total liabilities and shareholders’ equity	$1,258,050			$1,008,434

Net interest spread			2.47			2.83
Impact of noninterest-bearing sources			0.43			0.29

Net interest income/yield on earning assets - excluding hedge impact		$23,873	2.90%		$20,386	3.12%

Net impact of derivative hedge income/(expense)		13	0.00		1,171	0.17

Net interest income/yield on earning assets		$23,886	2.90%		$21,557	3.29%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities.

(2)	Interest income excludes the impact of interest rate risk management contracts, which increased(decreased) interest income on time deposits placed and other short-term investments $(2) million, federal funds sold and securites purchased under agreements to resell $(73) milllion, securities $(1) million, residential mortgage $(1) million, commercial - domestic $919 million, commercial - foreign $2 million and other earning assets $(123) million in the nine months ended September 30, 2005. Interest expense excludes the impact of interest rate risk management contracts which increased(decreased) interest expense on NOW and money market deposit accounts $18 million, consumer CDs and IRAs $467 million, negotiable CDs, public funds and other time deposits $70 million, banks located in foreign countries $196 million, federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings $571 million and long-term debt $(614) million in the nine months ended September 30, 2005.

Interest income excludes the impact of interest rate risk management contracts, which increased(decreased) interest income on federal funds sold and securities purchased under agreements to resell $346 million, securities $(16) million, residential mortgage $13 million, commercial - domestic $1,757 million, commercial - foreign $7 million and other earning assets $(203) million in the nine months ended September 30, 2004. Interest expense excludes the impact of interest rate risk management contracts which increased(decreased) interest expense on NOW and money market deposit accounts $200 million, consumer CDs and IRAs $701 million, negotiable CDs, public funds and other time deposits $155 million, banks located in foreign countries $383 million, federal funds purchased, securities sold under agreements to repurchase and other short term borrowings $531 million and long-term debt $(1,237) million in the nine months ended September 30, 2004.

(3)	Nonperforming loans are included in the respective average loan balances. Income on such nonperforming loans is recognized on a cash basis.

(4)	Includes consumer finance of $3,212 million and $3,823 million; foreign consumer of $3,526 million and $2,851 million; and consumer lease financing of $257 million and $1,097 million for the nine months ended September 30, 2005 and 2004.

(5)	Primarily consists of time deposits in denominations of $100,000 or more.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Business Segment View

Net Income

Third Quarter 2005

Revenue*

Third Quarter 2005

*	Fully taxable-equivalent basis

Bank of America Corporation

Global Consumer and Small Business Banking Segment Results(1)

(Dollars in millions)

	Year-to-Date September 30		Third Quarter 2005	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004
	2005	2004
Key Measures
Net interest income(2)	$12,679	$11,610	$4,270	$4,142	$4,267	$4,301	$4,346
Noninterest income
Service charges	3,735	3,137	1,386	1,244	1,105	1,192	1,159
Mortgage banking income	741	384	229	238	274	206	(199)
Card income	4,049	3,043	1,447	1,372	1,230	1,316	1,194
All other income	243	(139)	70	63	110	105	78

Total noninterest income	8,768	6,425	3,132	2,917	2,719	2,819	2,232

Total revenue(2)	$21,447	$18,035	$7,402	$7,059	$6,986	$7,120	$6,578

Provision for credit losses	$2,972	$2,088	$1,107	$1,155	$710	$1,244	$1,012
Net income	5,394	4,361	1,884	1,591	1,919	1,609	1,503
Shareholder value added	3,108	2,517	1,113	822	1,173	807	731
Return on average equity	21.94%	22.40%	22.81%	19.29%	23.77%	18.75%	18.30%
Efficiency ratio(2)	46.85	50.91	44.96	48.34	47.35	47.37	50.43
Selected Average Balance Sheet Components
Total loans and leases	$142,260	$116,822	$145,715	$141,353	$139,644	$138,010	$134,201
Total deposits	305,848	277,321	310,495	306,399	300,541	301,829	306,367
Total earning assets	303,542	284,234	304,783	300,668	305,179	311,991	315,409
Period End (in billions)
Mortgage servicing portfolio	$288.5	$268.5	$288.5	$280.1	$275.5	$273.1	$268.5
Mortgage originations:
Retail	45.6	44.9	18.6	15.1	11.9	12.7	11.7
Wholesale	20.5	24.3	8.9	6.0	5.6	5.7	5.2

(1)	Global Consumer and Small Business Banking's most significant product groups are Card Services, Consumer Real Estate and Consumer Deposit Products.

(2)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

E-Commerce & BankofAmerica.com

Bank of America has the largest active online banking customer base with 14.3 million subscribers.

Bank of America uses a strict Active User standard - customers must have used our online services within the last 90 days.

7.0 million active bill pay users paid $33.1 billion worth of bills this quarter. The number of customers who sign up and use Bank of America's Bill Pay Service continues to far surpass that of any other financial institution.

Currently, approximately 316 companies are presenting 17.4 million e-bills per quarter.

Bank of America Corporation

Card Services Results(1)

(Dollars in millions)

	Year-to-Date September 30		Third Quarter 2005	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004
	2005	2004
Key Measures
Consumer Credit Card
Outstandings
On-balance sheet (Period end)	$56,079	$47,554	$56,079	$53,863	$51,012	$51,726	$47,554
Managed (Period end)	59,701	55,432	59,701	59,283	57,920	58,629	55,432
On-balance sheet (Average)	53,033	41,443	55,271	52,474	51,310	49,366	45,818
Managed (Average)	58,821	48,231	59,762	58,537	58,145	56,444	54,648

Managed Income Statement
Total revenue	$7,009	$5,786	$2,428	$2,338	$2,243	$2,354	$2,267
Provision for credit losses (2)	3,080	2,220	1,059	1,204	817	1,335	994
Noninterest expense	2,031	1,472	635	720	676	700	544

Income before income taxes	$1,898	$2,094	$734	$414	$750	$319	$729

Shareholder Value Added	$859	$1,048	$335	$143	$381	$89	$403

Merchant Acquiring Business
Processing volume (millions)	251,337	69,710	91,321	84,262	75,754	75,383	24,898
Total transactions (millions)	5,358	1,025	1,906	1,832	1,620	1,756	374

Consumer Credit Card
Credit Quality

On-balance sheet
Charge-offs $	$2,286	$1,614	$772	$774	$740	$691	$586
Charge-offs %	5.76%	5.20%	5.55%	5.91%	5.85%	5.57%	5.09%

Managed
Losses $	$2,657	$1,992	$864	$909	$884	$837	$753
Losses %	6.04%	5.52%	5.74%	6.23%	6.17%	5.90%	5.48%

Managed delinquency %
30+	n/a	n/a	4.59%	4.25%	4.20%	4.37%	4.30%
90+	n/a	n/a	2.17	1.96	2.10	2.13	1.98

n/a = not applicable

(1)	Card Services includes Consumer and Small Business Credit Card and Merchant Services.

(2)	Includes $210 million for the nine months ended September 30, 2005, and three months ended June 30, 2005, and $165 million for the three months ended December 31, 2004 related to minimum payment requirements.

Represents financial statement presentation with certain reclassifications to reflect securitization activity.

Certain prior period amounts have been reclassified among the segments to conform to the current period classification.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Global Business and Financial Services Segment Results(1)

(Dollars in millions)

	Year-to-Date September 30		Third Quarter 2005	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004
	2005	2004
Key Measures
Net interest income(2)	$5,761	$4,673	$1,959	$1,896	$1,906	$1,861	$1,780
Noninterest income
Service charges	1,106	925	377	362	367	362	373
Investment & brokerage services	161	117	64	49	48	51	48
Investment banking income	97	83	41	34	22	49	25
Equity investment gains	60	37	34	8	18	15	6
Card income	80	54	28	26	26	29	22
Trading account profits	110	91	44	36	30	37	47
All other income	885	553	307	272	306	314	218

Total noninterest income	2,499	1,860	895	787	817	857	739

Total revenue(2)	$8,260	$6,533	$2,854	$2,683	$2,723	$2,718	$2,519

Provision for credit losses	$(154)	$(156)	$79	$(189)	$(44)	$(286)	$(236)
Net income	3,427	2,629	1,102	1,226	1,099	1,215	1,190
Shareholder value added	1,127	874	333	466	328	423	400
Return on average equity	15.71%	15.77%	15.13%	17.00%	15.03%	16.15%	15.86%
Efficiency ratio(2)	37.17	39.51	36.85	37.78	36.92	37.43	36.58
Selected Average Balance
Sheet Components
Total loans and leases	$177,264	$146,347	$183,937	$176,371	$171,347	$167,741	$164,811
Total deposits	106,740	89,063	107,963	106,625	105,607	105,737	102,252
Total earning assets	188,796	154,844	195,735	188,019	182,490	178,582	175,381

(1)	Global Business and Financial Services major businesses are Global Treasury Services, Middle Market Banking, Business Banking, Commercial Real Estate Banking, Leasing, Business Capital, Dealer Financial Services and Latin America.

(2)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Global Capital Markets and Investment Banking Segment Results(1)

(Dollars in millions)

	Year-to-Date September 30		Third Quarter 2005	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004
	2005	2004
Key Measures
Net interest income(2)	$2,571	$3,101	$772	$868	$931	$957	$952
Noninterest income
Service charges	868	967	293	293	282	320	343
Investment & brokerage services	599	526	198	208	193	179	163
Investment banking income	1,248	1,333	491	407	350	449	420
Equity investment gains	160	49	39	5	116	9	31
Card income	117	115	44	40	33	36	42
Trading account profits	1,448	790	484	258	706	233	136
All other income	52	(29)	2	35	15	11	(21)

Total noninterest income	4,492	3,751	1,551	1,246	1,695	1,237	1,114

Total revenue(2)	$7,063	$6,852	$2,323	$2,114	$2,626	$2,194	$2,066

Provision for credit losses	$(236)	$(247)	$(69)	$(60)	$(107)	$(198)	$(152)
Net income	1,613	1,335	434	449	730	589	471
Shareholder value added	808	570	163	185	460	303	185
Return on average equity	21.11%	18.45%	16.90%	17.91%	28.46%	21.73%	17.34%
Efficiency ratio(2)	69.03	73.81	73.86	72.10	62.30	69.46	72.99
Selected Average Balance
Sheet Components
Total loans and leases	$32,865	$33,889	$32,280	$31,647	$34,693	$33,896	$35,370
Total deposits	84,207	72,609	83,042	86,907	82,667	81,078	72,224
Total earning assets	355,125	265,360	371,229	374,277	319,299	305,976	270,033

(1)	Global Capital Markets and Investment Banking offers clients a comprehensive range of global capabilities through three financial services: Global Investment Banking, Global Credit Products and Global Treasury Services.

(2)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Global Capital Markets and Investment Banking

(Dollars in millions)

	Year-to-Date September 30		Third Quarter 2005	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004
	2005	2004
Revenue
Trading-related revenue:
Debt	$2,069	$2,358	$711	$482	$876	$609	$580
Equity	965	613	363	265	337	249	193
Other	148	(65)	(78)	130	96	(35)	(36)

Total market-based trading related revenue	3,182	2,906	996	877	1,309	823	737
Investment banking fees:
Debt	828	956	308	271	249	309	313
Equity	188	220	94	57	37	83	54
Mergers and acquisitions	223	137	89	73	61	52	47

Total investment banking	1,239	1,313	491	401	347	444	414
Other	405	111	106	140	159	74	36

Capital Markets Revenue	4,826	4,330	1,593	1,418	1,815	1,341	1,187

Other revenue:
Credit-related revenue	671	880	195	198	278	271	293
Global treasury services	1,651	1,631	539	548	564	583	587

Total other revenue	2,322	2,511	734	746	842	854	880

Total revenue including debt securities gains	$7,148	$6,841	$2,327	$2,164	$2,657	$2,195	$2,067

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Global Capital Markets and Investment Banking

(Dollars in millions)

	Year-to-Date September 30		Third Quarter 2005	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004
	2005	2004
Trading-related Revenue and Equity Commissions
Net interest income(1)	$1,144	$1,622	$316	$414	$414	$417	$448
Trading account profits	1,448	790	484	258	706	233	136

Total trading-related revenue	2,592	2,412	800	672	1,120	650	584
Equity commissions(2)	590	494	196	205	189	173	153

Total	$3,182	$2,906	$996	$877	$1,309	$823	$737

Trading-related revenue by product and equity commissions
Fixed income	$894	$1,264	$336	$107	$451	$283	$299
Interest rate(1)	590	572	176	185	229	95	118
Foreign exchange	585	521	199	190	196	231	163
Equities	375	120	167	60	148	75	40
Equity commissions(2)	590	494	196	205	189	173	153
Commodities	53	12	(35)	67	21	33	18

Market-based trading-related revenue and equity commissions	3,087	2,983	1,039	814	1,234	890	791
Credit portfolio hedges(3)	95	(77)	(43)	63	75	(67)	(54)

Total	$3,182	$2,906	$996	$877	$1,309	$823	$737

	Year-to-Date September 30		Third Quarter 2005	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004
	2005	2004
Investment Banking Income
Securities underwriting	$583	$711	$245	$181	$157	$209	$219
Syndications	341	381	104	125	112	140	128
Advisory services	305	216	135	95	75	94	66
Other	19	25	7	6	6	7	7

Total investment banking income	$1,248	$1,333	$491	$407	$350	$450	$420

(1)	Fully taxable-equivalent basis

(2)	Included in Investment and Brokerage Services in the Consolidated Statement of Income.

(3)	Includes credit default swaps and related products used for credit risk management.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Global Capital Markets & Investment Banking Strategic Progress Continues

Banc of America Securities Market Share and Industry Ranking

Source: Thomson Financial except Syndicated Loans and Leveraged Loans from Loan Pricing Corporation.

Significant US market share gains

Banc of America Securities increased market share in M&A, high yield and investment grade.

•	#1 in syndicated loans and leveraged loans, ranked by number of deals

•	#1 in leveraged loans

•	#1 in high yield

•	Investment grade rank rose to #4 from #8 in YTD 04

•	Top 5 rankings in:

Leveraged loans

High yield

Syndicated loans

Investment grade

Mortgage-backed securities

Bank of America Corporation

Global Wealth and Investment Management Segment Results(1)

(Dollars in millions)

	Year-to-Date September 30		Third Quarter 2005	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004
	2005	2004
Key Measures
Net interest income(2)	$2,777	$2,034	$926	$910	$941	$834	$757
Noninterest income
Service charges	65	61	23	21	21	21	21
Investment & brokerage services	2,334	1,962	788	783	763	767	760
Equity investment gains	96	3	31	65	—	1	1
Trading account profits	71	62	20	19	32	23	23
All other income	122	130	47	38	37	35	43

Total noninterest income	2,688	2,218	909	926	853	847	848

Total revenue(2)	$5,465	$4,252	$1,835	$1,836	$1,794	$1,681	$1,605

Provision for credit losses	$(6)	$(16)	$1	$(9)	$2	$(4)	$(18)
Net income	1,752	1,122	583	592	577	483	476
Shareholder value added	985	527	326	330	329	228	236
Return on average equity	23.42%	19.33%	23.23%	23.24%	23.79%	19.38%	20.21%
Efficiency ratio(2)	50.03	58.86	49.85	50.04	50.20	55.23	54.40

Selected Average Balance
Sheet Components
Total loans and leases	$52,983	$42,749	$55,175	$52,967	$50,759	$47,956	$45,654
Total deposits	116,140	76,527	116,068	118,234	114,098	102,489	87,909
Total earning assets	118,189	78,662	117,810	120,474	116,263	104,929	90,135
Period End (in billions)
Assets under management	$457.4	$429.5	$457.4	$442.8	$433.4	$451.5	$429.5
Client brokerage assets	155.6	141.9	155.6	150.9	150.7	149.9	141.9
Assets in custody	96.1	104.0	96.1	101.7	100.8	107.0	104.0

Total client assets	$709.1	$675.4	$709.1	$695.4	$684.9	$708.4	$675.4

(1)	Global Wealth and Investment Management services clients through five major businesses: Premier Banking, Banc of America Investments, The Private Bank, Columbia Management Group and Other Services.

(2)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

All Other Results(1)

(Dollars in millions)

	Year-to-Date September 30		Third Quarter 2005	Second Quarter 2005	First Quarter 2005	Fourth Quarter 2004	Third Quarter 2004
	2005	2004
Key Measures
Net interest income(2)	$98	$139	$46	$25	$27	$1	$1
Noninterest income
Investment & brokerage services	28	1	10	9	9	11	1
Mortgage banking income	(195)	(182)	(68)	(65)	(62)	(65)	(62)
Equity investment gains	1,243	348	564	414	265	401	182
Trading account profits	(59)	16	(29)	(25)	(5)	(21)	(19)
All other income	(116)	(318)	(130)	156	(142)	(120)	(113)

Total noninterest income	901	(135)	347	489	65	206	(11)

Total revenue(2)	$999	$4	$393	$514	$92	$207	$(10)

Provision for credit losses	$38	$394	$41	$(22)	$19	$(50)	$44
Net income(3)	932	847	124	438	370	(47)	124
Shareholder value added	(204)	(39)	(305)	86	15	(227)	(99)
Selected Average Balance
Sheet Components
Total loans and leases	$122,967	$118,461	$122,380	$118,086	$128,501	$127,860	$123,041
Total deposits	20,679	16,438	15,203	22,428	24,507	18,803	19,126
Total earning assets	135,041	91,076	148,062	135,089	121,683	96,526	97,425

(1)	All Other consists primarily of Equity Investments, noninterest income and expense amounts associated with the Asset and Liability Management process (including gains on sales of debt securities), the residual impact of the allowance for credit losses processes and funds transfer pricing allocation methodologies, merger and restructuring charges, intersegment eliminations, and the results of certain consumer finance and commercial lending businesses that are being liquidated.

(2)	Fully taxable-equivalent basis

(3)	Includes merger and restructuring charges, net of taxes, $235 million and $230 million for the nine months ended September 30, 2005 and 2004, $80 million, $80 million, $75 million, $181 million and $147 million for the three months ended September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Outstanding Loans and Leases

(Dollars in millions)

	September 30 2005	June 30 2005	Increase (Decrease) from 6/30/05
Residential mortgage	$177,317	$170,057	$7,260
Credit card	56,079	53,863	2,216
Home equity lines	59,337	56,839	2,498
Direct/Indirect consumer	49,585	43,247	6,338
Other consumer(1)	6,639	6,829	(190)

Total consumer	348,957	330,835	18,122

Commercial - domestic	130,730	124,080	6,650
Commercial real estate(2)	35,794	34,537	1,257
Commercial lease financing	20,284	20,628	(344)
Commercial - foreign	18,838	19,338	(500)

Total commercial	205,646	198,583	7,063

Total	$554,603	$529,418	$25,185

(1)	Includes consumer finance of $2,988 million and $3,144 million; foreign consumer of $3,575 million and $3,505 million; and consumer lease financing of $76 million and $180 million at September 30, 2005 and June 30, 2005.

(2)	Includes domestic commercial real estate loans of $35,116 million and $34,020 million; and foreign commercial real estate loans of $678 million and $517 million at September 30, 2005 and June 30, 2005.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Commercial Utilized Credit Exposure by Industry(1)

(Dollars in millions)

	September 30 2005	June 30 2005	% Increase (Decrease) from 6/30/05
Real estate (2)	$42,839	$39,233	9%
Retailing	25,046	24,294	3
Banks	23,831	22,332	7
Diversified financials	22,167	23,361	(5)
Education and government	21,436	19,207	12
Individuals and trusts	17,230	16,468	5
Consumer durables and apparel	14,501	13,921	4
Materials	13,914	14,607	(5)
Transportation	12,904	13,188	(2)
Capital goods	12,750	13,097	(3)
Commercial services and supplies	12,667	12,627	0
Leisure and sports, hotels and restaurants	12,657	14,002	(10)
Healthcare equipment and services	11,985	11,895	1
Food, beverage and tobacco	11,150	10,508	6
Energy	10,769	9,079	19
Religious and social organizations	6,140	5,812	6
Media	5,727	5,834	(2)
Utilities	5,362	4,739	13
Insurance	4,760	5,151	(8)
Food and staples retailing	3,531	3,495	1
Telecommunication services	3,486	3,383	3
Technology hardware and equipment	3,378	2,998	13
Software and services	2,483	2,828	(12)
Automobiles and components	1,874	1,789	5
Pharmaceuticals and biotechnology	1,384	1,334	4
Household and personal products	457	319	43
Other	2,864	2,868	(0)

Total	$307,292	$298,369	3

(1)	Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held for sale and commercial letters of credit. Derivative assets are reported on a mark-to-market basis and have not been reduced by the amount of collateral applied. Derivative asset collateral totaled $17.8 billion and $17.4 billion at September 30, 2005 and June 30, 2004.

(2)	Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based upon the borrowers' or counterparties' primary business activity using operating cash flow and primary source of repayment as key factors.

Certain prior period amounts have been reclassified to conform to current period presentation.

Bank of America Corporation

Net Credit Default Swaps

(Dollars in millions)

Summary by Debt Rating at September 30, 2005

Ratings	Notional	Percent
AAA	$4	0.0%
AA	637	3.8
A	4,941	29.2
BBB	8,396	49.7
BB	2,158	12.8
B	341	2.0
CCC/CC	103	0.6
Indices	325	1.9

Total	$16,905	100.0%

Bank of America Corporation

Nonperforming Assets

(Dollars in millions)

	September 30 2005	June 30 2005	March 31 2005	December 31 2004	September 30 2004
Residential mortgage	$493	$494	$536	$554	$532
Home equity lines	88	75	70	66	51
Direct/Indirect consumer	32	33	32	33	26
Other consumer	75	76	83	85	94

Total consumer	688	678	721	738	703

Commercial - domestic	641	662	811	855	991
Commercial real estate	44	60	64	87	136
Commercial lease financing	61	282	249	266	243
Commercial - foreign	64	88	228	267	473

Total commercial	810	1,092	1,352	1,475	1,843

Total nonperforming loans and leases	1,498	1,770	2,073	2,213	2,546
Nonperforming securities(1)	—	14	153	140	157
Foreclosed properties	99	111	112	102	133

Total nonperforming assets(2)	$1,597	$1,895	$2,338	$2,455	$2,836

Loans past due 90 days or more and still accruing	$1,417	$1,235	$1,211	$1,294	$1,120
Nonperforming assets / Total assets	0.13%	0.15%	0.19%	0.22%	0.26%
Nonperforming assets / Total loans, leases and foreclosed properties	0.29	0.36	0.44	0.47	0.55
Nonperforming loans and leases / Total loans and leases	0.27	0.33	0.39	0.42	0.50

Allowance for credit losses:
Allowance for loan and lease losses	$8,326	$8,319	$8,313	$8,626	$8,723
Reserve for unfunded lending commitments	390	383	394	402	446

Total	$8,716	$8,702	$8,707	$9,028	$9,169

Allowance for loan and lease losses / Total loans and leases	1.50%	1.57%	1.57%	1.65%	1.70%
Allowance for loan and lease losses / Total nonperforming loans and leases	556	470	401	390	343
Commercial criticized exposure	$7,632	$7,731	$8,858	$10,249	$12,025
Commercial criticized exposure / Commercial utilized exposure	2.48%	2.59%	2.95%	3.44%	4.13%

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1)	The decline in nonperforming securities at June 30, 2005 was primarily driven by an exchange of nonperforming securities for a combination of performing securities and performing guaranteed loans.

(2)	Balances do not include $93, $49, $76, $151 and $100 of nonperforming assets, primarily loans held-for-sale, included in Other Assets at September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004, respectively.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Quarterly Net Charge-offs and Net Charge-off Ratios

(Dollars in millions)

	Third Quarter 2005		Second Quarter 2005		First Quarter 2005		Fourth Quarter 2004		Third Quarter 2004
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$7	0.02%	$11	0.03%	$4	0.01%	$6	0.01%	$7	0.02%
Credit card	772	5.55	774	5.91	740	5.85	691	5.57	586	5.09
Home equity lines	9	0.06	9	0.07	6	0.05	4	0.03	2	0.02
Direct/Indirect consumer	60	0.50	46	0.43	61	0.60	55	0.55	56	0.57
Other consumer(1)	58	3.42	43	2.48	56	3.12	45	2.39	49	2.53

Total consumer	906	1.06	883	1.09	867	1.07	801	0.98	700	0.89

Commercial - domestic	54	0.17	(7)	(0.02)	26	0.09	27	0.09	25	0.08
Commercial real estate	2	0.02	1	0.01	0	0.00	1	0.02	1	0.02
Commercial lease financing	209	4.06	9	0.19	25	0.48	11	0.21	(3)	(0.07)
Commercial - foreign	(26)	(0.55)	(6)	(0.15)	(29)	(0.66)	5	0.09	(4)	(0.09)

Total commercial	239	0.47	(3)	(0.01)	22	0.05	44	0.09	19	0.04

Total net charge-offs	$1,145	0.84	$880	0.68	$889	0.69	$845	0.65	$719	0.57

By Business Segment:
Global Consumer and Small Business Banking	$887	2.42%	$861	2.44%	$817	2.38%	$756	2.18%	$652	1.94%
Global Business and Financial Services	292	0.63	(8)	(0.02)	82	0.19	72	0.17	36	0.09
Global Capital Markets and Investment Banking	(52)	(0.63)	3	0.04	(43)	(0.50)	(25)	(0.29)	(8)	(0.09)
Global Wealth and Investment Management	(1)	(0.01)	5	0.04	0	0.00	3	0.03	1	0.01
All Other	19	0.06	19	0.07	33	0.10	39	0.12	38	0.12

Total net charge-offs	$1,145	0.84	$880	0.68	$889	0.69	$845	0.65	$719	0.57

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1)	Includes lease financing of $2 million, $2 million, $3 million, $5 million and $7 million for the quarters ended September 30, 2005, June 30, 2005, March 31, 2005, December 31, 2004 and September 30, 2004, respectively.

Net Charge-offs

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Year-to-Date Net Charge-offs and Net Charge-off Ratios

(Dollars in millions)

	Nine Months Ended September 30
	2005		2004
	Amount	Percent	Amount	Percent
Residential mortgage	$22	0.02%	$30	0.02%
Credit card	2,286	5.76	1,614	5.20
Home equity lines	24	0.06	11	0.04
Direct/Indirect consumer	167	0.50	153	0.54
Other consumer(1)	157	3.00	148	2.55

Total consumer	2,656	1.07	1,956	0.91

Commercial - domestic	73	0.08	150	0.18
Commercial real estate	3	0.01	(5)	(0.02)
Commercial lease financing	243	1.58	(1)	(0.02)
Commercial - foreign	(61)	(0.45)	168	1.43

Total commercial	258	0.18	312	0.24

Total net charge-offs	$2,914	0.74	$2,268	0.66

By Business Segment:
Global Consumer and Small Business Banking	$2,565	2.41%	$1,786	2.04%
Global Business and Financial Services	366	0.28	194	0.18
Global Capital Markets and Investment Banking	(92)	(0.37)	151	0.59
Global Wealth and Investment Management	4	0.01	2	0.01
All Other	71	0.08	135	0.15

Total net charge-offs	$2,914	0.74	$2,268	0.66

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1)	Includes lease financing of $7 million and $22 million for the nine months ended September 30, 2005 and 2004.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.

Bank of America Corporation

Selected Emerging Markets (1)

(Dollars in millions)	Loans and Leases, and Loan Commitments	Other Financing (2)	Derivative Assets (3)	Securities/ Other Investments (4,5,6)	Total Cross- border Exposure (7)	Local Country Exposure Net of Local Liabilities (8)	Total Foreign Exposure September 30, 2005	Increase/ (Decrease) from December 31, 2004
Region/Country
Latin America
Brazil (9)	$741	$164	$121	$48	$1,074	$2,768	$3,842	$292
Mexico	790	157	58	2,218	3,223	0	3,223	357
Chile	234	14	37	5	290	615	905	(275)
Argentina	114	18	0	81	213	0	213	(178)
Other Latin America (10)	205	109	9	91	414	11	425	(650)

Total Latin America	2,084	462	225	2,443	5,214	3,394	8,608	(454)

Asia Pacific
China (6)	69	72	23	2,561	2,725	0	2,725	2,617
South Korea	392	499	51	725	1,667	0	1,667	284
India	416	107	276	452	1,251	178	1,429	(63)
Taiwan	259	104	104	30	497	327	824	(503)
Hong Kong	270	51	44	342	707	0	707	(412)
Singapore	211	7	55	185	458	0	458	118
Other Asia Pacific (10)	27	67	37	423	554	162	716	170

Total Asia Pacific	1,644	907	590	4,718	7,859	667	8,526	2,211

Central and Eastern Europe (10)	20	58	19	78	175	0	175	(66)

Total	$3,748	$1,427	$834	$7,239	$13,248	$4,061	$17,309	$1,691

(1)	There is no generally accepted definition of emerging markets. The definition that we use includes all countries in Latin America excluding Cayman Islands and Bermuda; all countries in Asia Pacific excluding Japan, Australia and New Zealand; and all countries in Central and Eastern Europe excluding Greece.

(2)	Includes acceptances, standby letters of credit, commercial letters of credit and formal guarantees.

(3)	Derivative assets are reported on a mark-to-market basis and have not been reduced by the amount of collateral applied. Derivative asset collateral totaled $13 million and $361 million at September 30, 2005 and December 31, 2004.

(4)	Amounts outstanding for Other Latin America and Other Asia Pacific have been reduced by $35 million and $15 million at September 30, 2005 and $196 million and $14 million at December 31, 2004. Such amounts represent the fair value of U.S. Treasury securities held as collateral outside the country of exposure.

(5)	Cross-border resale agreements are presented based on the domicile of the counterparty because the counterparty has the legal obligation for repayment. For regulatory reporting under Federal Financial Institutions Examination Council (FFIEC) guidelines, cross-border resale agreements are presented based on the domicile of the issuer of the securities that are held as collateral.

(6)	Includes $2.5 billion investment in CCB made in the third quarter of 2005.

(7)	Cross-border exposure includes amounts payable to the Corporation by borrowers or counterparties with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting rules.

(8)	Local country exposure includes amounts payable to the Corporation by borrowers with a country of residence in which the credit is booked, regardless of the currency in which the claim is denominated. Management subtracts local funding or liabilities from local exposures as allowed by the FFIEC. Total amount of available local liabilities funding local country exposure at September 30, 2005 was $19.9 billion compared to $17.2 billion at December 31, 2004. Local liabilities at September 30, 2005 in Latin America and Asia Pacific was $10.6 billion and $9.2 billion, of which $5.0 billion was in Brazil, $4.2 billion in Hong Kong, $2.5 billion in Singapore, $2.0 billion in Argentina, $1.5 billion in Chile, $1.3 billion in Mexico, $0.8 billion in Uruguay and $0.6 billion each in India and Korea. There were no other countries with available local liabilities funding local country exposure greater than $0.5 billion.

(9)	The Corporation has risk mitigation instruments associated with certain exposures for Brazil, including structured trade related transfer risk mitigation of $865 million and $950 million, third party funding of $382 million and $286 million, and linked certificates of deposit of $66 million and $125 million at September 30, 2005 and December 31, 2004. The resulting total foreign exposure net of risk mitigation was $2.5 billion and $2.2 billion at September 30, 2005 and December 31, 2004.

(10)	Other Latin America, Other Asia Pacific, and Central and Eastern Europe include countries each with total foreign exposure of less than $300 million.

Information for periods after April 1, 2004 includes the FleetBoston acquisition; prior periods have not been restated.